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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------
                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


       Date of Report (Date of Earliest Event Reported): November 6, 2003
                                ----------------

                          Leucadia National Corporation
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                     --------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-5721                                      13-2615557
    --------------------                    --------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)

             315 Park Avenue South, New York, N.Y.                  10010
          (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 460-1900
                 ----------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition of Assets.

         On November 6, 2003, Leucadia National Corporation ("Leucadia") consummated the acquisition of WilTel Communications Group, Inc. ("WilTel"). The acquisition was accomplished through an exchange offer followed by a merger of a wholly-owned subsidiary of Leucadia with and into WilTel, resulting in WilTel becoming a wholly-owned subsidiary of Leucadia. The consideration Leucadia offered in the exchange offer and merger was 0.4242 of a Leucadia common share and one Contingent Sale Right ("CSR") for each share of WilTel common stock (approximately 11,156,460 Leucadia common shares in the aggregate, assuming no WilTel stockholders exercise appraisal rights and no Leucadia common shares become issuable pursuant to the CSRs). Additional information concerning the transactions was included in Leucadia's Registration Statement on Form S-4, as amended (File No. 333-108519), that was filed with the Securities and Exchange Commission in connection with the exchange offer and merger (the "Registration Statement").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Unaudited consolidated financial statements for WilTel as of, and for the nine-month period ended, September 30, 2003, are included herein as Exhibit 99.1. WilTel's consolidated financial statements for its three most recently completed fiscal years have been previously reported in the Registration Statement and are incorporated herein by this reference to WilTel's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2002.

         (b)      Pro Forma Financial Information.

                  Unaudited pro forma financial information with respect to Leucadia's acquisition of WilTel is included herein as
                  Exhibit 99.2.

         (c)      Exhibits.

          23.1 Consent of independent auditors from Ernst & Young LLP, independent accountants of WilTel.

          99.1 Unaudited consolidated financial statements for WilTel as of, and for the nine-month period ended, September 30, 2003.

          99.2      Unaudited pro forma financial information.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LEUCADIA NATIONAL CORPORATION



                               By:         /s/ Joseph A. Orlando
                                  ----------------------------------------------

                               Name: Joseph A. Orlando

                               Title: Vice President and Chief Financial Officer

Date:  November 18, 2003





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                                  EXHIBIT INDEX


     23.1 Consent of independent auditors from Ernst & Young LLP, independent accountants of WilTel.

     99.1 Unaudited consolidated financial statements for WilTel as of, and for the nine-month period ended, September 30, 2003.

     99.2   Unaudited pro forma financial information.